SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X
                                                                     -----

         File No. 2-91229:

         Pre-Effective Amendment No.____

         Post-Effective Amendment No._24_                              X
                                                                     -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X
                                                                     -----

         File No. 811-4025:

         Amendment No._25_


         AMERICAN CENTURY MUNICIPAL TRUST
         (Exact Name of Registrant as Specified in Charter)

         4500 Main Street, P.O. Box 419200, Kansas City, MO 64141-6200 (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  816-531-5575

         Douglas A. Paul
         Secretary, Vice President and
         General Counsel
         1665 Charleston Road, Mountain View, CA  94043
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Immediately, upon effectiveness (first offered 8/1/84)

It is proposed that this filing become effective:

   _____ immediately upon filing pursuant to paragraph (b) of Rule 485
   _____ on (date) pursuant to paragraph (b) of Rule 485
   _____ 60 days after filing pursuant to paragraph (a) of Rule 485
   _____ on (date) pursuant to paragraph (a)(1) of Rule 485
   _____ 75 days after filing pursuant to paragraph (a) (2) of Rule 485
   __X__ on August 31, 1998 pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
Registrant has elected to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On July 28, 1997, the Registrant filed a Rule 24f-2 Notice on Form 24f-2 with respect to its fiscal year ended May 31, 1997.

The Prospectus of the Investor Class for: American Century-Benham Arizona Intermediate-Term Municipal Fund, American Century-Benham Florida Municipal Money Market Fund, American Century-Benham Florida Intermediate-Term Municipal Fund, American Century-Benham Tax-Free Money Market Fund, American Century-Benham Limited-Term Tax-Free Fund, American Century-Benham Intermediate-Term Tax-Free Fund, American Century-Benham Long-Term Tax-Free Fund, and American Century-Benham High-Yield Municipal Fund; and the Prospectus of the Investor Class for the American Century-Benham Tax-Free Money Market Fund are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement, filed on March 26, 1998 (Accession No. 746458-98-000007).

                        AMERICAN CENTURY MUNICIPAL TRUST
                    1933 Act Post-Effective Amendment No. 24
                            1940 Act Amendment No. 25

                                    FORM N-1A
                              CROSS-REFERENCE SHEET

PART A:  PROSPECTUS

ITEM      PROSPECTUS CAPTION

1         Cover Page

2         Transaction and Operating Expense Table

3         Financial Highlights, Performance Advertising

4 Management, Further Information About American Century, Investment Objectives of the Funds, Investment Policies of the Funds, Risk Factors and Investment Techniques, Other Investment Practices, Their Characteristics and Risks

5         Management

5A        Not Applicable

6 Further Information About American Century, How to Redeem Shares, Cover Page, Distributions, Taxes

7 Cover Page, Distribution of Fund Shares, How to Open an Account, Share Price, Transfer and Administrative Services

8         How to Redeem Shares, Transfer and Administrative Services

9         Not Applicable



PART B:  STATEMENT OF ADDITIONAL INFORMATION

ITEM      STATEMENT OF ADDITIONAL INFORMATION CAPTION

10        Cover Page

11        Table of Contents

12        About the Trust

13 Investment Policies and Techniques, Investment Restrictions, Portfolio Transactions

14        Trustee and Officers

15        Additional Purchase and Redemption Information, Trustees and Officers

16        Management, Transfer and Administrative Services, About the Trust

17        Portfolio Transactions

18        About the Trust

19 Additional Purchase and Redemption Information, Valuation of Portfolio Securities

20        Taxes

21        Distribution  of  Fund  Shares,  Additional  Purchase  and  Redemption
          Information

22        Performance

23        Cover Page

                                   PROSPECTUS

                        [American century logo (reg.sm)]
                                    American
                                Century (reg.tm)


                                AUGUST 31, 1998


                             BENHAM GROUP (reg.tm)


                      Arizona Intermediate-Term Municipal
                         Florida Municipal Money Market
                      Florida Intermediate-Term Municipal
                        New York Municipal Money Market


INVESTOR CLASS


                              AMERICAN CENTURY INVESTMENTS
                                    FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
        Benham                   American Century           Twentieth Century
        Group                        Group                         Group
--------------------------------------------------------------------------------
   MONEY MARKET FUNDS        ASSET ALLOCATION &                GROWTH FUNDS
 GOVERNMENT BOND FUNDS         BALANCED FUNDS              INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS        SPECIALTY FUNDS
--------------------------------------------------------------------------------
 Arizona Intermediate-
   Term Municipal

  Florida Municipal
   Money Market

Florida Intermediate-
   Term Municipal


 New York Municipal
   Money Market


                                   PROSPECTUS
                                 August 31,1998

                  Arizona Intermediate-Term Municipal * Florida
               Municipal Money Market * Florida Intermediate-Term
                   Municipal * New York Municipal Money Market


                                 INVESTOR CLASS

                        AMERICAN CENTURY MUNICIPAL TRUST


    American Century Municipal Trust is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Four of the funds from our Benham Group that invest in various types of municipal securities (the "funds") are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.


    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional
Information dated August 31, 1998, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                 4500 Main Street * P.O. Box 419200 Kansas City,
                      Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                             www.americancentury.com

Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY -- BENHAM ARIZONA INTERMEDIATE-TERM MUNICIPAL FUND

    Arizona Intermediate-Term seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital.

AMERICAN CENTURY -- BENHAM FLORIDA MUNICIPAL MONEY MARKET FUND

    Florida Municipal Money Market is a money market fund, which seeks to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. The fund intends to invest so as to qualify its shares for an exemption from the Florida intangible personal property tax (the "Florida Intangibles Tax"). THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

AMERICAN CENTURY -- BENHAM FLORIDA INTERMEDIATE-TERM MUNICIPAL FUND

    Florida Intermediate-Term seeks to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. The fund intends to invest so as to qualify its shares for an exemption from the Florida Intangibles Tax.


AMERICAN CENTURY -- BENHAM NEW YORK MUNICIPAL MONEY MARKET FUND

    New York Municipal Money Market is a money market fund that seeks high current tax-free income for New York residents while maintaining a stable $1.00 share price. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.


AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.


    For ease of reference, the funds sometimes will be referred to in this Prospectus by their investment category or fund type. Florida Municipal Money Market and Florida Intermediate-Term are referred to as the "Florida Funds." Florida Municipal Money Market and New York Municipal Money Market are called the "Money Market Funds." Arizona Intermediate-Term Municipal and Florida Intermediate-Term Municipal are referred to as the "Variable Price Funds."

    ARIZONA INTERMEDIATE-TERM MUNICIPAL, THE FLORIDA FUNDS AND NEW YORK MONEY MARKET CONCENTRATE THEIR INVESTMENTS GEOGRAPHICALLY BY INVESTING IN SECURITIES ISSUED BY AGENCIES, INSTRUMENTALITIES AND MUNICIPALITIES OF THE STATES OF ARIZONA, FLORIDA AND NEW YORK RESPECTIVELY. BECAUSE OF THIS CONCENTRATION, THEY MAY BE RISKIER THAN SIMILAR MUTUAL FUNDS WITH NO GEOGRAPHIC CONCENTRATION.


There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


                                 TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    5
Financial Highlights ......................................................    6

INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ..........................................   13
   Arizona Intermediate-Term Municipal ....................................   13
   Florida Municipal Money Market,
      Florida Intermediate-Term Municipal .................................   14
   New York Municipal Money Market ........................................   15
Portfolio Investment Quality and Maturity
   Guidelines .............................................................   16
   Money Market Funds .....................................................   16
   Variable Price Funds ...................................................   16
Risk Factors and Investment Techniques ....................................   17
   Basic Fixed Income Investment Risks ....................................   17
           Interest Rate Risk .............................................   17
           Credit Risk ....................................................   17
           Concentration Risk .............................................   18
           Call Risk ......................................................   18
      Municipal Securities ................................................   18
 Tax-Exempt Securities ....................................................   19
 Other Investment Practices, Their Characteristics
         and Risks ........................................................   20
      Portfolio Turnover ..................................................   20
      When-Issued and Forward Commitment
         Agreements .......................................................   20
      Interest Rate Futures Contracts and Options Thereon .................   20
      Restricted Securities ...............................................   21
      Cash Management .....................................................   21
      Other Techniques ....................................................   21
 Performance Advertising ..................................................   22



HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ..............................................   23
Investing in American Century .............................................   23
How to Open an Account ....................................................   23
           By Mail ........................................................   23
           By Wire ........................................................   23
           By Exchange ....................................................   24
           In Person ......................................................   24
      Subsequent Investments ..............................................   24
           By Mail ........................................................   24
           By Telephone ...................................................   24
           By Online Access ...............................................   24
           By Wire ........................................................   24
           In Person ......................................................   24
      Automatic Investment Plan ...........................................   24
 How to Exchange from One Account to Another ..............................   24
           By Mail ........................................................   25
           By Telephone ...................................................   25
           By Online Access ...............................................   25
 How to Redeem Shares .....................................................   25
           By Mail ........................................................   25
           By Telephone ...................................................   25
           By Check-A-Month ...............................................   25
           Other Automatic Redemptions ....................................   25
      Redemption Proceeds .................................................   25
           By Check .......................................................   25
           By Wire and ACH ................................................   25
      Redemption of Shares in Low-Balance Accounts ........................   26
 Signature Guarantee ......................................................   26
 Special Shareholder Services .............................................   26
           Automated Information Line .....................................   26
           Online Account Access ..........................................   26
           CheckWriting ...................................................   26
           Open Order Service .............................................   27
           Tax-Qualified Retirement Plans .................................   27
 Important Policies Regarding Your Investments ............................   27
 Reports to Shareholders ..................................................   28
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................   29

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   30
   When Share Price Is Determined .........................................   30
   How Share Price Is Determined ..........................................   30
   Where to Find Information About Share Price ............................   31
Distributions .............................................................   31
Taxes .....................................................................   31
   Tax-Deferred Accounts ..................................................   31
   Taxable Accounts .......................................................   32
Special Tax Information ...................................................   33
   Municipal Securities ...................................................   33
   AMT Liability ..........................................................   33
   Arizona Intermediate-Term Municipal ....................................   33
   Florida Funds ..........................................................   33
Management ................................................................   34
   Investment Management ..................................................   34
   Code of Ethics .........................................................   35
   Transfer and Administrative Services ...................................   36
Distribution of fund Shares ...............................................   36
Further Information About American Century ................................   36



                   TRANSACTION AND OPERATING EXPENSE TABLE


                                                                                         Arizona Intermediate-
                                                                                            Term Municipal,
                                                                   Florida Money Market  Florida Intermediate-
                                                                   New York Money Market     Term Municipal
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed
on Purchases ..................................................               none                none


Maximum Sales Load Imposed on
Reinvested Dividends ..........................................               none                none

Deferred Sales Load ...........................................               none                none

Redemption Fee(1) .............................................               none                none

Exchange Fee ..................................................               none                none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees(2) ............................................               0.50%               0.51%
12b-1 Fees ....................................................               none                none
Other Expenses(3) .............................................               0.00%               0.00%
Total fund Operating Expenses .................................               0.50%               0.51%

EXAMPLE:(5)

You would pay the following                                   1 year            $5                $5
expenses on a $1,000                                          3 years           16                16
investment, assuming a                                        5 years           28                29
5% annual return and redemption                              10 years           63                64
at the end of each time period:

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.


(2) A portion of the management fee may be paid by American Century Investment Management, Inc. to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management -- Transfer and Administrative Services," page
    ____.

(3) Other expenses, which includes the fees and expenses (including legal counsel fees) of those Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the funds.



                              FINANCIAL HIGHLIGHTS
                       ARIZONA INTERMEDIATE-TERM MUNICIPAL

  The Financial  Highlights for each of the periods  presented have been audited
(except as noted) by KPMG Peat Marwick LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                      1997(1)              1997              1996             1995           1994(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........     $    10.44          $    10.31       $    10.35       $    10.13       $    10.00
                                   ----------          ----------       ----------       ----------       ----------
Income From
Investment Operations

   Net Investment Income .....           0.23                0.45             0.51             0.51             0.07

   Net Realized and
   Unrealized Gain (Loss)
   on Investment Transactions            0.19                0.13            (0.03)            0.22             0.13
                                   ----------          ----------       ----------       ----------       ----------
   Total From Investment
   Operations ................           0.42                0.58             0.48             0.73             0.20
                                   ----------          ----------       ----------       ----------       ----------
Distributions

   From Net Investment Income           (0.23)              (0.45)           (0.51)           (0.51)           (0.07)

   From Net Realized Gains on
   Investment Transactions ...           --                  --              (0.01)            --               --
                                   ----------          ----------       ----------       ----------       ----------
   Total Distributions .......          (0.23)              (0.45)           (0.52)           (0.51)           (0.07)
                                   ----------          ----------       ----------       ----------       ----------
Net Asset Value, End of Period     $    10.63          $    10.44       $    10.31       $    10.35       $    10.13
                                   ==========          ==========       ==========       ==========       ==========
   Total Return(3) ...........           4.04%               5.77%            4.65%            7.52%            1.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........           0.57%(4)            0.66%            0.14%            --               --

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver) ......           0.69%(4)            0.79%            0.82%            1.01%            2.33%(4)

Ratio of Net Investment Income
to Average Net Assets ........           4.33%(4)            4.35%            4.85%            5.16%            5.08%(4)

Ratio of Net Investment Income
to Average Net Assets
(Before Expense Waiver) ......           4.20%(4)            4.22%            4.17%            4.15%            2.75%(4)

Portfolio Turnover Rate ......             24%                 81%              36%              33%              18%

Net Assets, End of
Period (in thousands) ........     $   36,019          $   30,555       $   25,789       $   19,778       $    7,187
----------

(1) Six months ended November 30, 1997 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.



                               FINANCIAL HIGHLIGHTS
                          FLORIDA MUNICIPAL MONEY MARKET

  The Financial  Highlights for each of the periods  presented have been audited
(except as noted) by KPMG Peat Marwick LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                       1997(1)                1997              1996            1995           1994(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........     $      1.00         $      1.00       $      1.00      $      1.00      $      1.00
                                   -----------         -----------       -----------      -----------      -----------
Income From
Investment Operations

   Net Investment Income .....            0.02                0.03              0.04             0.04             --
                                   -----------         -----------       -----------      -----------      -----------
Distributions

   From Net
   Investment Income .........           (0.02)              (0.03)            (0.04)           (0.04)            --
                                   -----------         -----------       -----------      -----------      -----------
Net Asset Value,
End of Period ................     $      1.00         $      1.00       $      1.00      $      1.00      $      1.00
                                   ===========         ===========       ===========      ===========      ===========
   Total Return(3) ...........            1.66%               3.55%             3.86%            3.71%            0.40%

RATIOS/SUPPLEMENTAL DATA


Ratio of Operating Expenses
to Average Net Assets ........            0.53%(4)            0.12%             0.01%            --               --

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver) ......            0.57%(4)            0.66%             0.71%            0.88%            1.58%(4)


Ratio of Net Investment
Income to Average Net Assets .            3.29%(4)            3.48%             3.75%            3.93%            2.99%(4)

Ratio of Net Investment Income
to Average Net Assets
(Before Expense Waiver) ......            3.25%(4)            2.94%             3.05%            3.05%            1.41%(4)

Net Assets, End of
Period (in thousands) ........     $    80,365         $   112,129       $    99,993      $    45,147      $     5,565

----------
(1) Six months ended November 30, 1997 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


                              FINANCIAL HIGHLIGHTS
                       FLORIDA INTERMEDIATE-TERM MUNICIPAL

  The Financial  Highlights for each of the periods  presented have been audited
(except as noted) by KPMG Peat Marwick LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May 31, except as noted.

                                        1997(1)             1997           1996          1995        1994(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .............$          10.34         $    10.18       $    10.30       $    10.11      $    10.00
                                       ----------         ----------       ----------       ----------      ----------
Income From
Investment Operations

   Net Investment Income .........           0.23               0.46             0.52             0.52            0.07

   Net Realized and
   Unrealized Gain (Loss)
   on Investment Transactions ....           0.26               0.20            (0.08)            0.19            0.11
                                       ----------         ----------       ----------       ----------      ----------
   Total From
   Investment Operations .........           0.49               0.66             0.44             0.71            0.18
                                       ----------         ----------       ----------       ----------      ----------
Distributions

   From Net
   nvestment Income ..............          (0.23)             (0.46)           (0.52)           (0.52)          (0.07)

   From Net Realized
   Capital Gains .................           --                (0.04)           (0.04)            --              --
                                       ----------         ----------       ----------       ----------      ----------
   Total Distributions ...........          (0.23)             (0.50)           (0.56)           (0.52)          (0.07)
                                       ----------         ----------       ----------       ----------      ----------
Net Asset Value,
End of Period ...................$          10.60         $    10.34       $    10.18       $    10.30      $    10.11
                                       ==========         ==========       ==========       ==========      ==========
   Total Return(3) ...............           4.73%              6.63%            4.34%            7.31%           1.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............           0.57%(4)           0.65%            0.13%            --              --

Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver) ..........           0.66%(4)           0.86%            0.88%            1.09%           1.92%(4)

Ratio of Net Investment
Income to Average Net Assets .....           4.29%(4)           4.42%            5.05%            5.23%           5.02%(4)

Ratio of Net Investment
Income to Average Net Assets
(Before Expense Waiver) ..........           4.20%(4)           4.21%            4.30%            4.14%           3.10%(4)

Portfolio Turnover Rate ..........             98%                82%              66%              37%              6%

Net Assets, End of
Period (in thousands) ...........$         20,584         $   16,513       $   10,319       $    9,532      $    5,892


(1) Six months ended November 30, 1997 (unaudited).

(2) April 11, 1994 (inception) through May 31, 1994.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.





                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.


    Each  fund is a  "non-diversified  company"  as  defined  in the  Investment
Company Act of 1940 (the "Investment Company Act"), which means that, the Investment Company Act does not limit the proportion of a fund's assets that may be invested in the securities of a single issuer. However, the funds intend to meet federal tax requirements for qualification as a regulated investment company, as described in the Statement of Additional Information.


ARIZONA INTERMEDIATE-TERM MUNICIPAL

    Arizona Intermediate-Term Municipal seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital.


    Arizona Intermediate-Term Municipal is designed for individuals in upper tax brackets seeking income free from Arizona State and regular federal income taxes, although Arizona Intermediate-Term Municipal may generate some taxable income. Because of this emphasis on tax-exempt income, Arizona Intermediate-Term Municipal does not constitute a balanced investment.


    Arizona Intermediate-Term Municipal intends to remain fully invested in municipal obligations (obligations issued by or on behalf of a state, its political subdivisions, agencies, and instrumentalities). As a fundamental policy, Arizona Intermediate-Term Municipal will invest at least 80% of its net assets in obligations with interest exempt from the regular federal income tax. Arizona Intermediate-Term Municipal is not limited, however, in its investments in securities that are subject to the federal alternative minimum tax (the "AMT").


    In addition, Arizona Intermediate-Term Municipal will invest at least 65% of its net assets in Arizona municipal obligations (obligations issued by or on behalf of Arizona, its political subdivisions, agencies, and instrumentalities, or U.S. possessions or territories such as Puerto Rico). The remaining 35% of its net assets may be invested in (1) obligations issued by other states and their political subdivisions and (2) U.S. government securities.


    Arizona Intermediate-Term Municipal is authorized under normal conditions to invest as much as 100% of its net assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT. If you are or become subject to the AMT, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the AMT. Interest from AMT bonds is considered to be exempt from federal income tax for purposes of the 80% policy noted above.

    Because Arizona Intermediate-Term Municipal invests primarily in Arizona municipal securities, political and economic conditions and developments within Arizona affect the Arizona Fund's yield and share price. The following summary is derived from official statements of the state of Arizona as well as from other publicly available documents. This summary has not been independently verified by the manager and does not purport to be a complete description of the conditions and developments in Arizona that may affect Arizona Intermediate-Term Municipal.

    Arizona has been, and is projected to continue to be, one of the faster-growing areas in the United States. During the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation, although growth has slowed somewhat in recent years. The Arizona economy continues to diversify away from its historical reliance on the mining and agricultural employment sectors. Significant job growth has occurred in the areas of aerospace, information technology, construction, finance, insurance, and real estate.

    Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and state and local government units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

    Limitations imposed under Arizona law on taxation and bond indebtedness may affect the ability of the issuers to generate revenues to satisfy their debt obligations. Arizona is required by law to maintain a balanced budget. In the past, the state has instituted a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may require doing so again.

    For further information about the risks associated with investing in Arizona obligations, please see the Statement of Additional Information.


FLORIDA MUNICIPAL MONEY MARKET
FLORIDA INTERMEDIATE-TERM MUNICIPAL

    The Florida Funds seek to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. In addition, fund shares are intended to be exempt from the Florida Intangibles Tax.


    The Florida Funds are designed for individuals in upper tax brackets seeking income free from regular federal income tax, although the Florida Funds may generate some taxable income. The Florida Funds also provide an investment that is intended to be exempt from the Florida Intangibles Tax. Because of this emphasis on tax-exempt income, the Florida Funds by themselves do not constitute a balanced investment plan.


    Each Florida Fund intends to remain fully invested in municipal obligations (obligations issued by or on behalf of a state, its political subdivisions, agencies, and instrumentalities). As a fundamental policy, each Florida Fund will invest at least 80% of its net assets in obligations with interest exempt from the regular federal income tax. The Florida Funds are not limited, however, in their investments in securities that are subject to the AMT.


    In addition, each Florida Fund will invest at least 65% of its net assets in Florida municipal obligations (obligations issued by or on behalf of Florida, its political subdivisions, agencies, and instrumentalities, or U.S. possessions or territories such as Puerto Rico). The remaining 35% of each Florida Fund's net assets may be invested in (1) obligations issued by other states and their political subdivisions and (2) U.S. government securities


    Each Florida Fund is authorized under normal conditions to invest as much as 100% of its net assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT. If you are or become subject to the AMT, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the AMT. Interest from AMT bonds is considered to be exempt from federal income tax purposes of the 80% policy noted above.

    As discussed more fully on page ___under "Special Tax Information," the Florida Funds may need to sell certain investments near the end of each calendar year so that on January 1 of each year, its portfolio consists only of investments that are exempt from the Florida Intangibles Tax. As a result, a fund could incur additional costs or taxable income or gains.

    Because the Florida Funds invest primarily in Florida municipal securities, political and economic conditions and developments within the state of Florida affect the funds' yields and share prices. The following summary is derived from independent municipal credit reports but has not been independently verified by the manager and does not purport to be a complete description of the conditions and developments in Florida that may affect the Florida Funds.

    Historically, the Florida economy has been dependent upon agriculture and seasonal tourism. These industries are vulnerable to widespread crop failures, severe weather conditions and other agriculture-related problems, and trends and difficulties in the tourism industry. In recent years, the economy has broadened into a service and trade economy with substantial insurance, banking, and export participation as well as a tourism industry that operates less seasonally.

    Population growth was significant in the 1980s and is expected to continue but at reduced rates. The retiree component of the population is expected to continue to be a major factor. The population growth and expanding economy have brought pressures for more infrastructure, educational facilities, and other needs. Therefore, construction is very important to the Florida economy but is vulnerable to declines in economic and population growth and has been weak in recent years.

    Florida is heavily dependent upon sales tax revenues, making the state's general fund vulnerable to recession and presenting difficulties in expanding the tax base in an economy increasingly geared to services. This dependence on sales tax has resulted in budgetary shortfalls in the past; Florida has reacted to preserve an adequate financial position primarily through expenditure reductions and by doubling the Intangibles tax.


    For further information about the risks associated with investing in Florida obligations, please see the Statement of Additional Information.


NEW YORK MUNICIPAL MONEY MARKET

    New York Municipal Money Market is a money market fund that seeks high current tax-free income for New York residents while maintaining a stable $1.00 share price.

    New York Money Market is designed for individuals in upper tax brackets seeking income free from New York State and regular federal income taxes, although New York Money Market may generate some taxable income. Because of this emphasis on tax-exempt income, New York Money Market does not constitute a balanced investment.

    New York Money Market intends to remain fully invested in municipal obligations (obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities). As a fundamental policy, New York Money Market will invest at least 80% of its net assets in obligations with interest exempt from the regular federal income tax. New York Money Market is not limited, however, in its investments in securities that are subject to the federal AMT.

    In addition, New York Money Market will invest at least 65% of its net assets in New York municipal obligations (obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities or U.S. possessions or territories such as Puerto Rico). The remaining 35% of its net assets may be invested in (1) obligations issued by other states and their political subdivisions and (2) U.S. government securities.

    New York Money Market is authorized under normal conditions to invest as much as 100% of its net assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT. If you are or become subject to the AMT, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the AMT. Interest from AMT bonds is considered to be exempt from federal income tax for purposes of the 80% policy noted above.

    Because New York Money Market invests primarily in New York municipal securities, political and economic developments within the state of New York affect the fund's yield. The following summary is derived from independent municipal credit reports but has not been independently verified by the manager and does not purport to be a complete description of the conditions and developments in New York that may affect New York Money Market.

    Like many issuers, New York State and its municipal issuers have experienced financial difficulties. In 1975, financial difficulties ultimately resulted in low credit ratings and loss of access to the public debt markets. Fiscal reforms and better economic conditions allowed New York and its municipalities to reestablish financial stability in the early 1980s. Similarly, in the early 1990s the state and New York City experienced a moderate economic decline and another period of financial difficulties. While conditions have been improving since 1993, below-average economic performance and tight budgetary conditions persisted for a number of years. Both the state and the city benefited in 1997 from a strong national economy and financial services sector.

    Any events that affect the revenue received by the state and local bodies in New York may have an impact on the fund. For example, recent developments at the federal level, particularly federal welfare reform, may have the effect of offsetting any revenue gains that may be achieved by the state of New York. The ability of state and local entities to make scheduled payments of interest and principal on their outstanding debt obligations could be negatively impacted by such events.

    For further information about the risks associated with investing in New York obligations, please see the Statement of Additional Information.



PORTFOLIO INVESTMENT QUALITY AND MATURITY GUIDELINES

    The Money Market Funds may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide. To offer investors the potential for higher yields, the Variable Price Funds invest in obligations with longer maturities.

MONEY MARKET FUNDS

    In selecting investments for the Money Market Funds, the manager adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk.

In particular, each fund:

    (1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

    (2) Maintains a dollar-weighted average maturity of 90 days or less; and

    (3) Restricts its investments to high-quality obligations determined by the manager, pursuant to procedures established by the Board of Trustees, to present minimal credit risks.

    To be considered high-quality, an obligation must be:

    (1) A U.S. government obligation; or

    (2) Rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies")(or one if only one has rated the obligation); or (3) An obligation judged by the manager, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above.

VARIABLE PRICE FUNDS


    The Variable Price Funds' maturity criteria are as follows:


    Arizona Intermediate-Term Municipal invests primarily in intermediate-term Arizona municipal obligations with maturities of four or more years. The manager expects the fund to maintain a weighted average portfolio maturity that ranges from five to 10 years.


    Florida Intermediate-Term Municipal invests primarily in intermediate-term Florida municipal obligations with maturities of four or more years. The manager expects the fund to maintain a weighted average portfolio maturity that ranges from five to 10 years.

    In terms of credit quality, each Variable Price Fund restricts its investments to:


    (1) Municipal bonds rated, when acquired, within the four highest categories designated by a rating agency;

    (2) Municipal  notes  (including   variable-rate   demand  obligations)  and
        tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency; and

    (3) An obligation judged by the manager, under the direction of the Board of Trustees, to be of comparable quality.


 RISK FACTORS AND INVESTMENT TECHNIQUES

    Each fund described in this Prospectus offers a range of potential for income and total return based on its maturity criteria. The market value of the investments of each fund will change over time in response to a number of factors, which are summarized in the following paragraphs.

BASIC FIXED INCOME INVESTMENT RISKS

    The Money Market Funds may be  appropriate  for  investors who would like to
(1) earn income at tax-exempt money market rates while preserving their investment or (2) use a money market fund as part of a long-term, balanced investment portfolio consisting of money market instruments, bonds and stocks.


    The Variable Price Funds offer a range of potential for income and total return based on their respective quality and maturity criteria.


INTEREST RATE RISK

    One feature the funds have in common is their susceptibility to changing interest rates. For both Money Market Funds, interest rate changes affect the level of income the funds generate for shareholders. For the Variable Price Funds, changing interest rates affect not only the level of income the funds generate for shareholders, but their share prices as well. In general, when interest rates rise, the Variable Price Funds' share prices decline; when interest rates decline, their share prices rise.

    This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

CREDIT RISK

    In selecting investments for each fund, the manager carefully considers the creditworthiness of parties and their reliability for the timely payment of interest and repayment of principal.

    In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or other form of guarantee on the obligation.

    A security's ratings reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the Board of Trustees, the manager may buy unrated bonds for the funds if these securities are judged to be of a quality consistent with the funds' investment policies. Similarly, on behalf of the Variable Price Funds, the manager may purchase securities whose ratings are not consistent with the funds' rating criteria but which the manager judges, under the direction of the Board of Trustees, to present credit risks consistent with the funds' quality standards.


    Each of the Variable Price funds described in this Prospectus may invest up to 15% of its total assets in unrated securities. Each of the Money Market Funds may invest up to 10% of its total assets in unrated securities. Unrated securities may be less liquid than rated securities.

    The Variable Price Funds may invest in securities rated Baa or BBB (the lowest investment grade category). The Variable Price Funds will limit their investment in securities rated Baa or BBB to 25% of a fund's total assets. Such securities are medium-grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such obligations to make principal and interest payments.


CONCENTRATION RISK

    Each of the funds described in this Prospectus may invest 25% or more of its total assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on fund performance.

CALL RISK

    Many municipal obligations are issued with a call feature (features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the manager would otherwise choose to eliminate it from a fund's holdings. A call may also reduce an obligation's yield to maturity.

MUNICIPAL SECURITIES

    Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following discussion provides a brief description of some securities the funds may buy. The funds are not limited by this discussion, and they may buy other types of securities and enter into other types of transactions that meet their respective quality, maturity, and liquidity requirements.

    MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term capital or to meet cash flow demands.

    GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer.

    The revenues derived from a specific project, system, or facility back REVENUE BONDS. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

    VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals. With respect to the Money Market Funds, such intervals may not exceed 13 months.

    TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the funds are structured with rates that are reset weekly or at other regular intervals.

    A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, a fund might then own a bond that does not meet its quality or maturity criteria.


    The manager monitors the credit quality of bonds underlying the funds' tender option bond holdings and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency.


    MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following years lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

    ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount to their face value. In calculating daily dividends, the funds take into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

    The Variable Price Funds may invest in INVERSE FLOATERS to generate higher tax-exempt yields than are offered by other instruments. Inverse floaters bear interest rates that move inversely to market interest rates. Generally, the interest rate on the inverse floater is computed as the difference between an above-market fixed rate of interest and a floating rate determined by reference to a market-based or bond-specific interest rate.

    Since inverse floaters are long-term bonds, the value of these securities may be volatile when market interest rates change. In addition, there is no guarantee that the manager will be able to find a ready buyer for inverse floaters. The Money Market Funds may not invest in inverse floaters.

    AMT SECURITIES typically are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. Although the interest income from AMT Securities is exempt from regular federal income tax, that income is a tax preference item for purposes of the AMT.


    In addition, corporate investors should note that all income from a fund might be part of an adjustment to AMT under Section 55 of the Internal Revenue Code. The AMT is a special separate tax that applies to certain taxpayers that have certain adjustments to income or tax preference items. Arizona Intermediate-Term Municipal, the Florida Funds and New York Money Market are authorized to invest as much as 100% of their assets in AMT Securities.


TAX-EXEMPT SECURITIES

    Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.


    The funds should be expected to invest at least some portion of their assets in securities which, in the hands of some holders, would be subject to the AMT, as long as management determines it is in the best interest of shareholders generally to invest in such securities. See "Taxes," page___.


    Each fund may quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the fund's tax-free yields. As a prospective investor in the funds, you should determine whether your tax-equivalent yield is likely to be higher with a taxable or with a tax-exempt fund. To determine this, you may use the formulas depicted below.

    For the Florida Funds, the tax-equivalent yield is based on each fund's current tax-free yield, your federal income tax bracket, and the Florida Intangibles Tax applicable to a taxable investment. The formula is:

 Fund's Tax-Free Yield
-------------------------  Florida                   Your Tax-
    100% - Federal       + Intangibles Tax   =       Equivalent
       Tax Rate            Rate                      Yield

    For Arizona Intermediate-Term Municipal, the tax-equivalent yield is based on the current double tax-exempt yield and your combined federal and state marginal tax rate. Assuming that all of Arizona Intermediate-Term Municipal's dividends are tax-exempt in Arizona (which may not always be the case) and that your Arizona taxes are fully deductible for federal income tax purposes, you can calculate your tax-equivalent yield for Arizona Intermediate-Term Municipal using the following equation:


           Fund's Double Tax-Free Yield
---------------------------------------------------------             Your Tax-
  (100% - Federal Tax Rate) (100% - Arizona Tax Rate)         =      Equivalent
                                                                        Yield



    You can calculate your tax-equivalent yield for the New York Money Market using the following equation:


              Fund's Double Tax-Free Yield
---------------------------------------------------------            Your Tax-
(100% - Federal Tax Rate) (100% - New York State Tax Rate)         = Equivalent
                                                                       Yield


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of any of the funds, see the Statement of Additional Information.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the Variable Price Funds are shown in the Financial Highlights tables of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be accurately predicted.

    The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. High turnover would generate correspondingly higher transaction costs that are borne directly by a fund. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS


    Each of the funds may purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. The manager will segregate cash or appropriate assets in an amount at least equal to the when-issued commitments. No income will accrue to the fund prior to delivery.


INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

    The Variable Price Funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    For options sold, a fund will segregate cash or appropriate liquid assets equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit in a segregated account with its custodian bank cash or appropriate assets in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The Variable Price Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The manager will attempt to create a closely correlated hedge but hedging activities may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

RESTRICTED SECURITIES

    The funds may, from time to time, purchase securities that are subject to restrictions on resale ("restricted securities"). The funds purchase these securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Restricted securities are typically privately placed with and traded among qualified institutional investors rather than the general public.

    Restricted securities are not necessarily illiquid. With respect to certain restricted securities (particularly those eligible for resale under Rule 144A), the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine. This determination is based upon consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board of Trustees has established guidelines and procedures for determining the liquidity of these restricted securities and has delegated the day-to-day function of determining the liquidity of these restricted securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for restricted securities is often limited to certain qualified institutional buyers, the liquidity of restricted securities may be limited accordingly and a fund may, from time to time, hold restricted securities that are illiquid.

    No fund may invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

CASH MANAGEMENT

    Each of the funds may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions.

    Up to 10% of the funds' total assets may be invested in this manner.

OTHER TECHNIQUES

    The manager may buy other types of securities or employ other portfolio management techniques on behalf of the funds. When SEC guidelines require it to do so, a fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield (for tax-exempt funds).

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. In the case of the Money Market Funds, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment.

    With respect to the Variable Price Funds, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the Result as a percentage of the fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    A tax-equivalent yield demonstrates the taxable yield necessary to produce after-tax yield equivalent to that of a mutual fund which invests in exempt obligations. See "Tax-Exempt Securities," page ___, for a description of the formulas used in comparing yields to tax-equivalent yields.

    The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or IBC's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.



                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page ____.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 for the Money Market Funds and $5,000 for the Variable Price Funds.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

    (*) RECEIVING BANK AND ROUTING NUMBER:

        Commerce Bank, NA. (101000019)

    (*) BENEFICIARY (BNF):

        American Century Services Corporation
        4500 Main St., Kansas City, Missouri 64111

    (*) BENEFICIARY ACCOUNT NUMBER (BNF ACCT):

        2804918

    (*) REFERENCE FOR BENEFICIARY (RFB):

        American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

    (*) ORIGINATOR TO BENEFICIARY (OBI):

        Name and address of owner of account into which you are investing.

    (*) BANK TO BANK INFORMATION

        (BBI OR FREE FORM TEXT):

        *   Taxpayer identification or Social Security number

        * If more than one account, account numbers and amount to be invested in each account.

        * Current tax year, previous tax year or rollover designation if an IRA. Specify whether traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

BY EXCHANGE

    Call 1-800-345-2021 from 7a.m. to 7p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street, Kansas City, Missouri 64111

    4917 Town Center, Drive Leawood, Kansas 66211

    1665 Charleston Road, Mountain View, California 94043

    2000 S. Colorado Blvd., Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan" on this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page ___ and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds issued by American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page ___.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page __) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page ___.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your Variable Price Fund account, you may redeem shares by Check-A-Month. There are no minimum balance requirements for Check-A-Month for Money Market Fund accounts. A Check-A-Month plan automatically redeems enough shares each month to provide you a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value of the shares held in the account up to the minimum. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

        *   Redeeming more than $25,000; or

        * Establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your fund's daily share prices, receive updates on major market indices and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

CHECKWRITING

    We offer CheckWriting as a service option for your account in either of the Money Market Funds. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

    When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

    If you want to add CheckWriting to an existing account that offers CheckWriting, contact us by telephone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the "Full Services" option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

    CheckWriting redemptions may only be made on hecks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

    We will return checks drawn on insufficient funds or on funds from investments made by means other than by wire within the previous 15days. Neither the company nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

    A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *   Individual Retirement Accounts ("IRAs");

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

    (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

    (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

    (3) Shares being acquired must be qualified for sale in your state of residence.

    (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

    (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

    (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

    (7) All   signatures   should  be  exactly  as  the  name   appears  in  the
        registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

    (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

    (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

    (10)We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions and transactions by CheckWriting, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. Transactions initiated by CheckWriting will be confirmed on a monthly basis. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach an Institutional Service representative by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds and services that you are unable to obtain through your plan administrator or financial intermediary.



                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for the Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail before the time as of which net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.

    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the funds' behalf by such intermediary.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

    Pursuant to a determination by the Money Market Funds' Board of Trustees and Rule 2a-7 under the Investment Company Act, portfolio securities of the funds are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. The yields of the Investor Class of the Money Market Funds are published weekly in leading financial publications and daily in many local newspapers. The net asset values, as well as yield information on all of the funds and other funds in the American Century family of funds, may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

    At the close of each day, including Saturdays, Sundays and holidays, net investment income of the Variable Price Funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year. For the Money Market Funds, dividends are declared and credited (i.e., available for redemption) daily and distributed monthly on the last Friday of each month.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page ___.) If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.


    Distributions from net realized capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. Florida Municipal Money Market and New York Money Market do not expect to realize any long-term capital gains, and accordingly do not expect to pay any capital gains distributions.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution.

TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Variable Price Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions from gains on assets held greater than 12 months, but no more than 18 months (28% Rate Gain) and/or assets held greater than 18 months (20% Rate Gain) are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions, except as described below, are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% Rate Gain).

    In January of the year following the distribution, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. Please note however that tax-exempt dividends are not included on Form 1099-DIV. The funds anticipate that substantially all of the dividends to be paid by the funds will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the AMT. In that case, it is likely that a portion of the dividends will be taxable to that shareholder while remaining tax-exempt in the hands of most other shareholders. The funds will advise shareholders of the percentage subject to the individual AMT should a shareholder be subject to it.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% Rate Gain/Loss) if shareholders have held such shares for a period of more than 12 months, but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% Rate Gain/Loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

SPECIAL TAX INFORMATION

    Each fund intends to invest at least 50% of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend as described above.

MUNICIPAL SECURITIES

    Opinions relating to the validity of municipal securities and the exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The funds and the manager rely on the opinion of bond counsel and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The funds may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Code Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the funds may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon from any other investment.

AMT LIABILITY

    To the extent that the funds invest in municipal obligations (private activity bonds) whose interest is treated as a tax preference item in calculating AMT liability, shareholders who calculate AMT liability will be required to include a portion of the fund's dividends as a tax preference item in making this calculation. In addition, corporate shareholders may be required to include all dividends and distributions by the fund in an adjustment of alternative minimum taxable income for purposes of the AMT imposed under Internal Revenue Code Section 55.

ARIZONA INTERMEDIATE-TERM MUNICIPAL

    Under a ruling by the Arizona Department of Revenue, shareholders who are otherwise subject to Arizona income tax will not be subject to such tax on fund dividends to the extent that such dividends are attributable to either (1) obligations of the state of Arizona or its political subdivisions or (2) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands.

    In addition, Arizona Intermediate-Term Municipal dividends that are attributable to interest payments on direct obligations of the U.S. government will not be subject to Arizona income tax if, as intended, Arizona Intermediate-Term Municipal qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the fund, however, such as distributions of short-term or long-term capital gains or income earned on obligations of other states, will generally be subject to income, personal
property,   intangibles  or  similar  taxes  in  their  respective   states  and
localities.

FLORIDA FUNDS

    Florida currently does not have a personal income tax, so dividends from the Florida Funds and distributions earned by Florida residents will not be subject to such a tax. Dividends and distributions earned by corporate shareholders that are subject to the Florida corporate income tax may be taxable by Florida; these shareholders should consult their tax advisors regarding the application of the Florida corporate income tax to dividends and distributions from the Florida Funds.

    The Florida Funds may apply for rulings from the Florida Department of Revenue to the effect that shares of a Florida Fund be exempt from the Florida intangibles tax each year if the Florida Fund's portfolio of investments on January 1 of that year consists of qualifying investments.

    Investments exempt from the Florida intangibles tax include but are not limited to (1) notes, bonds and other obligations issued by Florida or its municipalities, counties and other taxing districts and (2) notes, bonds, and other obligations issued by the U.S. government and its agencies. Obligations issued by the governments of Puerto Rico, Guam and the Virgin Islands are also exempt if permitted by ruling.

    If a Florida Fund's portfolio of investments on January 1 of each year includes investments that are not exempt from the Florida intangibles tax, the Florida Fund's shares could be subject to the Florida intangibles tax. The Florida Funds intend that on January 1 of each year, each Florida Fund's portfolio of investments will consist solely of investments exempt from the Florida intangibles tax. Shareholders who are domiciled outside of Florida may be subject to income, personal property, intangibles or similar taxes in their respective states.

MANAGEMENT

INVESTMENT MANAGEMENT

    The funds are open-end series of the American Century Municipal Trust (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of each fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

    G. DAVID MACEWEN, Vice President and Senior Portfolio Manager, is the manager of the team which manages the funds in the American Century Municipal Trust and has been primarily responsible for the day-to-day operations of Florida Intermediate-Term Municipal since its inception. Mr. MacEwen joined American Century in 1991 as a Municipal Portfolio Manager. Mr. MacEwen is a member of the Association of Investment Management and Research (AIMR) and the Securities Analysts of San Francisco. Mr. MacEwen has an MBA in Finance from the University of Delaware and a BA in Economics from Boston University.


    COLLEEN M. DENZLER, Senior Portfolio Manager, is a member of the teams that manage Florida Intermediate-Term Municipal, Intermediate-Term Tax-Free and Long-Term Tax-Free. Prior to joining American Century in January 1996, Ms. Denzler was a Portfolio Manager with Calvert Group for 10 years, specializing in state tax-exempt portfolios. Ms. Denzler is a Chartered Financial Analyst and is a member of the Association of Investment Management and Research (AIMR), the San Francisco Society of Investment Analysts, and the Financial Women's Association. Ms. Denzler is a Registered Representative and has a bachelor's degree in Finance from Radford University.


    JOEL SILVA, Senior Portfolio Manager has been responsible for the day-to-day operations of Intermediate-Term Tax-Free since June 1994 and High-Yield Municipal since its inception. Mr. Silva is also a member of the team that manages Arizona Intermediate-Term Municipal. Before being promoted to his current position, Mr. Silva was a municipal bond trader. Mr. Silva is a Registered Representative and has a BS degree from California Polytechnic University and an MBA from California State University in Hayward.

    STEVEN M. PERMUT, Senior Portfolio Manager and Director of Municipal Research, has been responsible for the management of High-Yield Municipal since its inception. Mr. Permut also is responsible for managing American Century-Benham California High-Yield Municipal Fund. Mr. Permut is the past Chairman of the California Society of Municipal Analysts and a member of the Board of Directors of the National Federation of Municipal Analysts. He has a bachelor's degree in Business and Geography from State University of New York and an MBA in Finance from Golden Gate University in San Francisco.

    BRYAN E. KARCHER, Portfolio Manager, has been responsible for the day-to-day operations of Florida Municipal Money Market since April 1995. Mr. Karcher joined American Century in 1989 and is a Chartered Financial Analyst.

    TODD PARDULA, Portfolio Manager, has been responsible for the day-to-day operations of New York Municipal Money Market since its inception. Mr. Pardula has been a member of the teams that manage the Money Market Funds since February 1990, when he joined American Century. Mr. Pardula is a Chartered Financial Analyst.


    KENNETH SALINGER, Associate Portfolio Manager, has been primarily responsible for the day-to-day operations of Arizona Municipal Intermediate since July 1998 and has co-managed Florida Intermediate-Term Municipal since May 1997. Mr. Salinger joined American Century in 1992. Before being promoted to his current position, Mr. Salinger was a municipal portfolio trader. He holds a bachelor's degree in Quantitative Economics from the University of California in San Diego and is a candidate for the Chartered Financial Analyst designation.


    The activities of the manager are subject only to directions of the funds' Board of Trustees. The manager pays all the expenses of the funds except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.


    For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of each fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a fund's investment category which are managed by the manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager. Currently, the Investment Category Fee for each of the funds is an annual rate of the average net assets of the fund as follows: Florida Municipal Money Market and New York Money Market, 0.20%; and Arizona Intermediate-Term Municipal and Florida Intermediate-Term Municipal, 0.21%. The Complex Fee is currently an annual rate of 0.30% of the average net assets of a fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.


    On the first business day of each month, the funds pay a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a fund by the aggregate average daily closing value of a fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 (the "transfer agent") acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.

    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The manager pays the fees and expenses of FDI.

    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

    The manager and the transfer agent are both wholly-owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The funds' shares are distributed by FDI, a registered broker-dealer (the "Distributor"). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the Distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the Distributor.

    The manager pays all expenses for promoting and distributing the Investor Class of fund shares offered by this Prospectus. The Investor Class of shares do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Municipal Trust was organized as a Massachusetts business trust on May 1, 1984. The Trust is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

    The principal office of the Trust is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    The funds are individual series of the Trust which issues shares with no par value. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one fund are voted upon only by that fund.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of Trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

    Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM

                       STATEMENT OF ADDITIONAL INFORMATION

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


                                 AUGUST 31, 1998


                                     BENHAM
                                  GROUP(reg.tm)


                       Arizona Intermediate-Term Municipal
                         Florida Municipal Money Market
                       Florida Intermediate-Term Municipal
                         New York Municipal Money Market
                              Tax-Free Money Market
                              Limited-Term Tax-Free
                           Intermediate-Term Tax-Free
                               Long-Term Tax-Free
                              High-Yield Municipal



                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 31, 1998


                        AMERICAN CENTURY MUNICIPAL TRUST


This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus dated August 31, 1998. The funds' annual and semiannual reports, which are dated May 31, 1998 are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


                                TABLE OF CONTENTS

Investment Policies and Techniques ........................................    2
Investment Restrictions ...................................................    9
Portfolio Transactions ....................................................   11
Valuation of Portfolio Securities .........................................   11
Performance ...............................................................   13
Multiple Class Performance Advertising ....................................   14
Taxes .....................................................................   14
About the Trust ...........................................................   15
Trustees and Officers .....................................................   16
Management ................................................................   18
Transfer and Administrative Services ......................................   21
Distribution of Fund Shares ...............................................   22
Additional Purchase and Redemption Information ............................   22
Other Information .........................................................   23

     NOTE: Throughout this document, Benham Arizona Intermediate-Term Municipal Fund is referred to as the "Arizona Fund."

     Benham  Florida   Municipal  Money  Market  and  Benham  Florida  Municipal
Intermediate-Term Funds are referred to as the "Florida Funds."


     Benham Tax-Free Money Market, Benham Florida Municipal Money Market and Benham New York Municipal Money Market Funds are referred to as the "Money Market Funds." Finally, the remaining non-money market Funds are referred to as the "Variable Price Funds."



INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

MUNICIPAL NOTES

     Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

     TAX ANTICIPATION NOTES (TANS) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

     REVENUE ANTICIPATION NOTES (RANS) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

     BOND ANTICIPATION NOTES (BANS) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

     TAX-EXEMPT COMMERCIAL PAPER is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

MUNICIPAL BONDS

     Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

     GENERAL OBLIGATION (GO) BONDS are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

     REVENUE BONDS are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt service reserve fund.

     INDUSTRIAL DEVELOPMENT BONDS (IDBS), types of revenue bonds, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects as well as public facilities, such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet its financial obligations and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS

     The funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal, plus accrued interest, from the issuers or financial intermediaries. Floating-rate instruments have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which is typically based on an index. These formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

     The Board of Trustees has approved investments in VRDOs and FRDOs on the following conditions:

     (1) The fund must have an unconditional right to demand the return of principal plus accrued interest from the issuer on 30 days' notice or less;

     (2) Under the direction of the Board of Trustees, American Century Investment Management, Inc. (the "manager") must determine that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment (such as a letter of credit) from a third party; and

     (3) The rate of interest payable on the VRDO or FRDO must be calculated to ensure that its market value will approximate par value on interest rate adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED

     Each fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

     The manager expects that the funds will pay more for securities with puts attached than for securities without these liquidity features. The manager may buy securities with puts attached to keep a fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the funds, the manager limits the funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service (IRS).

     Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. Where a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

     There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the manager under the direction of the Board of Trustees.

TENDER OPTION BONDS

     Tender option bonds (TOBs) are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

     There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the manager monitors the credit quality of bonds underlying the funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second highest rating category designated by a nationally recognized statistical rating agency (a "rating agency").

     The manager also takes steps to minimize the risk that a fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences.

     After purchase, the manager monitors factors related to the tax-exempt status of the fund's TOB holdings in order to minimize the risk of generating taxable income.

     TOBs were created to increase the supply of high-quality, short-term tax-exempt obligations, and, thus, they are of particular interest to the Money Market Funds. However, any of the funds may purchase these instruments.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

     The funds may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, each fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Although a fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

     In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash or appropriate liquid assets in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through sales of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

ROLL TRANSACTIONS

     A fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll," "cash and carry" or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

MUNICIPAL LEASE OBLIGATIONS

     Each fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

     Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sales contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

     Many leases and contracts include nonappropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

INVERSE FLOATERS (VARIABLE PRICE FUNDS)

     An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on an inverse floater goes down, and vice versa. Generally this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

     Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

     In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

     (a) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

     (b) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

     Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on such inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

     Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

     Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures; during which time, interest on the floater is capped at a predetermined rate.

     The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds because of the way interest payments are determined. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

RESTRICTED SECURITIES

     The funds may buy securities that are subject to restrictions on resale. These securities will be deemed illiquid unless (a) the Board of Trustees establishes guidelines for determining the liquidity of restricted securities and (b) the securities (on a case by case basis) are determined to be liquid in accordance with Board-approved guidelines.

SHORT-TERM INVESTMENTS (VARIABLE PRICE FUNDS)

     Under certain circumstances, the Variable Price Funds may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, the manager does not expect the funds' investments in short-term securities to exceed 35% of total assets. If a fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. The manager intends to minimize such investments, however, and may allow the funds to hold cash to avoid generating taxable dividends when suitable short-term municipal securities are unavailable.

CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED TO FINANCE SIMILAR PROJECTS OR FACILITIES

     From time to time, a significant portion of a fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds that a fund holds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity of or the means of financing municipal projects, material or manpower shortages, and declining demand for the projects or facilities financed by the municipal bonds.

FUTURES AND OPTIONS (VARIABLE PRICE FUNDS)

     Each Variable Price Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure. The funds do not use futures and options transactions for speculative purposes.

     Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts can be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Futures Contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. A fund may engage in futures and options transactions based on securities indexes, such as the Bond Buyer Index of Municipal Bonds, that are consistent with that fund's investment objectives. A fund may also engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.

     Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Municipal Bond Index. Although other types of futures contracts, by their terms, call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

     To initiate and maintain an open position in a futures contract, a fund would be required to make a good-faith margin deposit in cash or government securities with a broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.

     Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the broker for as long as the contract remains open and do not constitute margin transactions for purposes of a fund's investment restrictions.

     RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS. Futures and options prices can be volatile, and trading in these markets involves certain risks. If the manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a fund's return. A fund could also suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if it were unable to close out its position because of an illiquid secondary market.

     Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid sec- ondary market will exist for any particular futures contract at any particular time. Consequently, it might not be possible to close a futures position when the manager considers it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the manager would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying the futures contracts it holds. The manager will seek to minimize these risks by limiting the contracts it enters into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

     A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments or if securities underlying futures contracts purchased by the fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The fund could also lose margin payments it has deposited with a margin broker if, for example, the broker becomes bankrupt.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     OPTIONS ON FUTURES. By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed "strike" price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

     Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, a fund would give up some ability to participate in a price increase on the underlying security. If a fund engages in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS. Each Variable Price Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the fund's net assets. Under the Commodity Exchange Act, a fund may enter into futures and options transaction (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's net assets. To the extent required by law, each fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

OTHER INVESTMENT COMPANIES

     Each of the funds may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions. Under the Investment Company Act of 1940 (the "Investment Company Act"), the fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company,
(b) 5% of the fund's total assets with respect to any one investment company and
(c) 10% of the fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

SPECIAL CONSIDERATIONS REGARDING ARIZONA MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, the Arizona Fund is susceptible to political, economic, and regulatory events that affect issuers of Arizona municipal obligations. The following information about risk factors is provided in view of the Arizona Fund's policy of concentrating its assets in Arizona municipal securities. This information is based on certain official statements of the state of Arizona published in connection with the issuance of specific Arizona municipal securities as well as from other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While the manager has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

     Located in the country's sunbelt, Arizona has been, and is projected to continue to be, one of the faster growing areas in the United States. Over the last several decades, the state has outpaced most other regions of the country in population and personal income growth, gross state product, and job creation.

     Geographically, Arizona is the nation's sixth largest state in terms of area. It is divided into three distinct topographic regions: the northern third which is high plateau country traversed by deep canyons, such as Grand Canyon National Park; central Arizona which is rugged, mountainous, and heavily forested; and the southern third which encompasses desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and state governments: 32% is owned by the federal government, 28% is held as Federal Trust Land (Indian), 17% is in private ownership, and 13% is held by the state, leaving approximately 10% held in other categories.

     The Arizona economy continues to diversify away from its historical reliance on the mining and agricultural employment sectors. Significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance, and real estate. Arizona's economy has continued to grow in recent years, as it is among the fastest growing states in the nation.

     Under its constitution, the state of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities, and the state and local governmental units may enter into lease transactions. The particular source of payments and security for an Arizona municipal obligation is detailed in the instruments themselves and in related offering materials.

     The state and local governmental units are subject to limitations imposed by Arizona law with respect to ad valorem taxation, bonded indebtedness, the amount of annual increases in taxes, and other matters. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that may be levied without voter approval. If such a proposal were enacted, there might be an adverse impact on state or local government financing.

     Arizona is required by law to maintain a balanced budget. In the past, the state has used a combination of spending reductions and tax increases to avoid potential budgetary shortfalls and may be required to do so again in the future.

SPECIAL CONSIDERATIONS REGARDING FLORIDA MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, the Florida Funds are susceptible to political, economic, and regulatory events that affect issuers of Florida municipal obligations. The following information about risk factors is provided in view of the Florida Funds' policies of concentrating their assets in Florida municipal securities. This information is based on independent municipal credit reports relating to securities offerings of Florida issuers and other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While the manager has not independently verified this information, it has no reason to believe the information is inaccurate.

     Because the Florida Funds invest primarily in Florida municipal securities, they will be affected by political and economic conditions and developments within the state of Florida. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower whenever the economy is strong, growing and diversified, financial operations are sound, and the debt burden is reasonable.

     The state of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. Florida's population has grown rapidly and is now the fourth largest state; this growth is expected to continue, but at reduced rates. The retiree component is expected to continue to be a major factor. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

     In recent years, the Florida economy has been transforming from a narrow base of agriculture and seasonal tourism into a service and trade economy, with substantial insurance, banking, and export participation as well as greater year-round attraction. The outlook for the Florida economy is continued expansion fueled by population growth but at a slower rate than that of the 1980s.

     Debt levels in the state of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation full faith and credit debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a narrower pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The state of Florida issues general obligation debt for a variety of purposes; however, the state constitution requires a specific revenue stream to be pledged to state general obligation bonds as well.

     The state of Florida is heavily dependent upon sales tax, which makes the state's general fund vulnerable to recession and presents difficulties in expanding the tax base in an economy increasingly geared to services. This dependence upon sales tax, combined with economic recession, has resulted in budgetary shortfalls in the past; Florida has reacted to preserve an adequate financial position primarily through expenditure reductions. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement is a tax on consumer services. The creation of a Florida personal income tax is a remote possibility because it would require an amendment to the state's constitution. However, there can be no assurance that a personal income tax will not be implemented in the future if such a tax were to be imposed, there is no assurance that interest earned on Florida municipal obligations would be exempt from this tax.


SPECIAL CONSIDERATIONS REGARDING NEW YORK MUNICIPAL SECURITIES

     As briefly discussed in the Prospectus, New York Money Market is susceptible to political, economic and regulatory events that affect issuers of New York municipal obligations. The following information about risk factors is provided in view of the fund's policies of concentrating its investments in New York municipal securities. This information is based on independent municipal credit reports relating to securities offerings of New York issuers and other publicly available sources. It does not constitute a complete description of the risk associated with investing in securities of these issuers. While the manager has not independently verified this information, it has no reason to believe the information is inaccurate.

     The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

     The fund's ability to maintain a high level of "triple- exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the State, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below average economic performance and tight budgetary conditions persist. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face challenging budgets while they attempt to adjust spending levels and priorities.

     NEW YORK STATE

     The State, its agencies, and local governments issued $21.7 billion in long-term municipal bonds in 1996. Approximately 38% was general obligation debt, backed by the taxing power of the issuer and 62% were revenue bonds and lease backed obligations, issued for a wide variety of purposes, including transportation, housing, education and healthcare.

     As of March 31, 1996, total State-related bonded debt was $37.9 billion, of which $5.0 billion was general obligation debt, $6.4 billion was State moral obligation debt, and $26.4 billion was financed under lease-purchase or other contractual obligations. In addition, the State had $293 million in bond anticipation notes outstanding. Since 1993, the State has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of June 1, 1997, the State's general obligation bonds were rated A by Moody's, A- by Standard & Poor's and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance.

     The fiscal stability of the State is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of September 30, 1995 there were 17 authorities that had aggregate debt outstanding, including refunding bonds, of $73 billion.

     The authorities most reliant upon annual direct State support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the State provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by State authorities although substantial annual assistance is required by the MTA and the HFA in particular.

     Subsequent to the fiscal crisis of the mid-70's, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a "Generally Accepted Accounting Principles" (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

     To resolve its accumulated general fund deficit the State established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the State's assistance to localities and school districts, enabling the State to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Nonetheless, the State ended fiscal 1996 with a General Fund unreserved deficit balance of $3.6 billion. The adopted budget for fiscal 1996 included a multi-year tax reduction plan which lowers the maximum personal income tax rate from 7.875 to 6.85%. The original budget proposal for the fiscal year ended March 31,1997 included a multi-year personal income tax rate cut and emphasized cost control to balance against the effects of a weak economy. Because of strong growth in personal income and business taxes, fiscal year 1997 ended with an estimated operating surplus of $1.4 billion, which will help smooth budget balancing efforts for next year. The budget for the fiscal year which began on April 1, 1997 had not been adopted as of June 1, 1997.

     New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1996, per capita income in New York State was $28,782, 18% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980s that trend reversed and population increased slightly, standing at 18,185,000 in 1996. During 1990-1992, the State experienced a slowing of economic growth evidenced by the loss of 425,000 jobs. Conditions have improved with non-farm employment growing by an average of 0.6% between 1992 and 1996, or by roughly one-fourth of the national average. Such economic trends are important as they influence the growth or contraction of State revenues available for operations and debt service.

     NEW YORK CITY

     The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

     Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with Generally Accepted Accounting Principles (GAAP) and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1996, had a total General Fund balance of $368 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

     As of June 1, 1997 the City's general obligation bonds are rated Baa1 by Moody's, BBB+ by Standard & Poor's and A- by Fitch with a Stable credit trend. While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1996 fiscal year with an operating surplus of $229 million. Revenues and expenditures for the 1996 fiscal year were balanced in accordance with GAAP for the sixteenth consecutive year. New York City will require some combination of cuts in expenditures and state approval of new revenue sources to achieve permanent fiscal balance in future fiscal years.

     LONG ISLAND AND LILCO

     The Long Island Lighting Company (LILCO) is the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO has experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1987, the State Legislature created the Long Island Power Authority
(LIPA). In February, 1989, an agreement was reached with the state of New York to transfer ownership of the Shoreham Plant to LIPA for one dollar in exchange for certain rate benefits to LILCO.

     LILCO has challenged various property tax assessments levied in Suffolk County on its facilities and seeks substantial refunds. An $81 million refund was made to LILCO in January 1996 for Phase I of this tax litigation. In November, 1996, the New York State Supreme Court ruled in the company s favor for Phase II, equating to a $1.16 billion refund, including interest, to LILCO.

     As requested by the Governor, LIPA has proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. Included in the plan would be a settlement of the Suffolk County tax liability. Certain of LILCO s assets would be purchased by LIPA with the issuance of approximately $7.3 billion of tax- exempt debt. Numerous approvals are required, including an IRS ruling exempting the deal from capital gains taxes. In addition, a merger agreement between LILCO and Brooklyn Union Gas Company was announced at year end 1996, providing another positive development for the company. The merger is subject to various federal and state approvals.

     SECTORS

     Certain areas of potential investment concentration present unique risks. In 1996, $1.8 billion of tax-exempt debt issued in New York was for public or non-profit hospitals. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third party payors reduce reimbursement levels, the individual hospitals may be affected. The proposed fiscal 1997 State budget calls for sizable reductions in the state's support of Medicaid and health services. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

     The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

     The fund may invest in private activity bond issues for corporate and non-profit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. This category accounted for 6.6% of the tax-exempt debt issued in New York during 1996.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO MUNICIPAL SECURITIES

     From time to time the Fund invests in obligations of the Commonwealth of Puerto Rico and its public corporations which are exempt from federal, state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the islands' public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of December 31, 1996, public sector debt issued by the Commonwealth and its public corporations totaled $18.4 billion.

     Since the 1980s, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during fiscal 1994 averaged 1 million persons -- a record level. Unemployment, however, still remains high at 13.8 percent.

     Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer, and road systems. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. The Commonwealth has maintained a fiscal policy, which seeks to correlate the growth in public sector debt to the growth of the economic base available to service that debt. Between fiscal years 1992 and 1996, debt increased 27.5% while gross product rose 27.7%. Short-term debt remains a modest 13% of total debt outstanding as of December 31, 1996. The maximum annual debt service requirement on Commonwealth general obligation debt totaled 8.7% of governmental revenues for fiscal 1997. This is well below the 15% limit imposed by the Constitution of Puerto Rico.

     After recording 3 years of positive operating results in the1989 to 1991 period, the Commonwealth's General Fund moved into a deficit position, with a $62 million cash deficit for fiscal 1992 and a $116 million deficit for fiscal 1993. The fiscal 1994 budget was balanced with an increase in the "tollgate" tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund unreserved balance of $171 million was recorded for the end of fiscal year 1996.

     The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, and levels of federal assistance. Per capita income levels, while being the highest in the Caribbean, lag far behind the
United States. In November1993, the voters of Puerto Rico were asked in a non-binding referendum to consider the options of statehood, continued
Commonwealth status, or independence. 48.4% of the voters favored continuation of Commonwealth status, 46.2% were for statehood, and 4.4% were for independence. In February 1997, legislation was introduced in Congress proposing a mechanism to permanently settle the political relationship with the United States.

     For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5 year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries that were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a ten year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short and long term effects of a phase-out of the Section 936 credit would have on the economy of Puerto Rico.

     A final risk factor with the  Commonwealth  is the large amount of unfunded pension liabilities. The two main public pension systems are largely underfunded. The employees retirement system has a funded ratio of 19% and an unfunded liability of $5.0 billion. The teachers retirement system has a funded ratio of 56% and an unfunded liability of $1.1 billion. A measure enacted by the legislature in 1990 is designed to address the solvency of the plans over a 50 year period.



INVESTMENT RESTRICTIONS

     The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of a fund, as determined in accordance with the Investment Company Act.

     AS A FUNDAMENTAL POLICY, EACH FUND SHALL NOT:

     1) issue senior securities, except as permitted under the Investment Company Act of 1940.

     2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     3) lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     6) act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     In addition, the funds are subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

     AS AN OPERATING POLICY, EACH FUND:


     a) [Arizona, Florida Funds, New York and High-Yield Municipal only] to meet federal tax requirements for qualification as a "regulated investment company," limits its investment so that at the close of each quarter of its taxable year: (i) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (ii) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
          (i) and (ii) do not apply to "Government securities" as defined for federal tax purposes. Each fund does not, with respect to 75% of its total assets, currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the fund would own more than 10% or the outstanding voting securities of such issuer.


     b) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

     c) [Money Market Funds only] shall not purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

     d) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     e) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

     f) shall not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin

     For purposes of the investment restriction (5), relating to concentration, a fund shall not purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

     Municipal securities issued to finance non-governmental business activities are generally not deemed to be exempt from taxation under federal law. As a result, these securities, if purchased, will be subject to the prohibition in investment restriction (5) against concentrating in an industry. Conversely, municipal securities, which are exempt from taxation under federal law, regardless of issuer, will not be considered as part of any industry and will not be subject to investment restriction (5).

     Unless otherwise indicated, with the exception of the percentage limitation on borrowing, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the fund's net assets will not be considered in determining whether it has complied with its investment restrictions.


     Except as described above, for purposes of the funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and only the assets and revenues of the subdivision back the security, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if only the assets and revenues of a nongovernmental user back the bond, the nongovernmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the guaranteeing entity.


PORTFOLIO TRANSACTIONS


     The manager invests each fund's assets in a manner consistent with the fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the funds.


     In placing orders for the purchase and sale of portfolio securities, the manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The manager will select broker-dealers to execute portfolio transactions on behalf of the funds solely on the basis of best price and execution.

     The portfolio turnover rates for each of the Variable Price Funds appear in the Financial Highlights section of the Prospectus. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, the manager carefully weighs the potential benefits of short-term investing against these considerations.

VALUATION OF PORTFOLIO SECURITIES

     Each fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1998: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas (observed). Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     Each fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

     MONEY MARKET FUNDS. Securities held by the Money Market Funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the fund's yield. During periods of declining interest rates, for example, the daily yield on fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

     The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria, which are described in the Prospectus.

     Each Money Market Fund operates pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, each fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of each fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of an unrated security, of comparable quality. The procedures require review of each fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.

     VARIABLE PRICE FUNDS. Most securities held by the Variable Price Funds are priced by an independent pricing service, provided that such prices are believed by the manager to reflect the fair market value of portfolio securities. Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the manager under the general supervision of the Board of Trustees. There are a number of pricing services available, and the manager, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

     Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and asked prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among broker-dealers.

     Securities maturing within 60 days of the valuation date may be valued at amortized cost, which is plus or minus any amortized discount or premium, unless the Trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair market value using methods approved by the Board of Trustees.

PERFORMANCE

     The funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. A fund's share price, yield, and return will vary with changing market conditions.

     For the MONEY MARKET FUNDS, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

    Each Money Market Fund's yield and effective yield for the seven-day period ended May 31, 1997, are listed in the following table:

Fund                                   7-Day Yield        7-Day Effective Yield
--------------------------------------------------------------------------------
Tax-Free Money Market                     3.32%                   3.37%
Florida Municipal Money Market            3.42%                   3.48%
--------------------------------------------------------------------------------

     For the VARIABLE PRICE FUNDS, yield quotations are based on the investment income per share earned during a given 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing a fund's net investment income by its share price on the last day of the period, according to the following formula:

    YIELD = 2 [(a - b + 1)(6) - 1]
               ------
                 cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    The funds' yields for the 30-day period ended May 31, 1997, are listed in the following table:

Fund                                                          30-Day Yield
--------------------------------------------------------------------------------
Arizona Fund                                                         4.18%
Florida Intermediate-Term                                            4.17%
--------------------------------------------------------------------------------

    The funds' yields for the 30-day period ended October 31, 1997, are listed in the following table:

Fund                                                          30-Day Yield
--------------------------------------------------------------------------------
Limited-Term Tax-Free                                                3.73%
Intermediate-Term Tax-Free                                           4.09%
Long-Term Tax-Free                                                   4.53%
--------------------------------------------------------------------------------

     Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time but changes from year-to-year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

     The funds' average annual total returns for the one-year, five-year, ten-year and life-of-fund periods are indicated in the following tables.

                                            Period ended May 31, 1997
                               -------------------------------------------------
Fund                            One Year    Five Year    Ten Year   Life of Fund
--------------------------------------------------------------------------------
Arizona Intermediate-Term(1)      5.77%        N/A          N/A          6.37%
Florida Money Market(1)           3.55%        N/A          N/A          3.67%
Florida Intermediate-Term(1)      6.63%        N/A          N/A          6.41%
Tax-Free Money Market(2)          2.98%       2.63%        3.73%         4.01%
--------------------------------------------------------------------------------
(1)Commencement of Operations April 11, 1994.
(2)Commencement of Operations July 31, 1984.


                                         Period ended October 31, 1997
                               -------------------------------------------------
Fund                           One Year    Five Year   Ten Year     Life of Fund
--------------------------------------------------------------------------------
Limited-Term Tax-Free(1)         5.22%        N/A         N/A            4.44%
Intermediate-Term Tax-Free(2)    6.88%       6.06%       6.75%           6.03%
Long-Term Tax-Free(2)            8.59%       7.41%       8.37%           7.26%
--------------------------------------------------------------------------------
(1)Commencement of Operations March 1, 1993.
(2)Commencement of Operations March 2, 1987.

     In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     Each fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the fund's tax-free yields. As a prospective investor in the funds, you should determine whether your tax-equivalent yield is likely to be higher with a taxable or with a tax-exempt fund. To determine this, you may use the formula depicted below.

     You can calculate your tax-equivalent yield for a fund (taking into account only federal income taxes and not any applicable state taxes) using the following equation:

     Fund's Tax-Free Yield             Your Tax-
-------------------------------
    100% - Federal Tax Rate     =     Equivalent
                                        Yield

     The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source: Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

MULTIPLE CLASS PERFORMANCE ADVERTISING

     Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class. For periods after the first full quarter after inception, actual performance of the new class will be used.

TAXES

INDUSTRIAL DEVELOPMENT BONDS

     Interest on certain types of industrial development bonds is subject to federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns directly or indirectly in aggregate more than 50% of the equity value of the substantial user.

SECTION 1256 CONTRACTS

     Certain options, futures contracts, and forward contracts in which the funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term (20% Rate Gain/Loss) and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by a fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31st of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized for tax reporting purposes.

HEDGING

     The hedging transactions undertaken by the funds may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The hedging transactions may increase the amount of short-term capital gains realized by the funds, which are taxed as ordinary income when distributed to shareholders.

     Each fund may make one or more of the elections available under the Code that are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or as a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

OPINIONS

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. The funds, the investment manager, and the funds' counsel do not review the proceedings relating to the issuance of state or municipal securities on the basis of bond counsel opinions.

GENERAL

     From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the funds' NAVs would be adversely affected. Under these circumstances, the Board of Trustees would re-evaluate the funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

     The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether a fund is a suitable investment based on his or her situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE TRUST


     American  Century  Municipal Trust (the "Trust") is a registered,  open-end management investment company that was organized as a Massachusetts business trust on May 1, 1984 (the Trust was formerly known as "Benham Municipal Trust" and "Benham National Tax-Free Trust"). Currently, there are nine series of the Trust which are: American Century-Benham Arizona Intermediate-Term Municipal Fund (formerly known as "Benham Arizona Municipal Intermediate-Term Fund"), American Century-Benham Florida Municipal Money Market Fund (formerly known as "Benham Florida Municipal Money Market Fund"), American Century-Benham Florida Intermediate-Term Municipal Fund (formerly known as "Benham Florida Municipal Intermediate-Term Fund"), American Century-Benham Tax-Free Money Market Fund (formerly known as "Benham National Tax-Free Money Market Fund"), American Century-Benham Limited-Term Tax-Free Fund, American Century-Benham Intermediate-Term Tax-Free Fund (formerly known as "Benham National Tax-Free Intermediate-Term Fund"), American Century-Benham Long-Term Tax-Free Fund (formerly known as "Benham National Tax-Free Long-Term Fund"), American Century-Benham New York Municipal Money Market Fund and American Century-Benham High-Yield Municipal Fund. The Board of Trustees may create additional series from time to time.


     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

     Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shareholders of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has equal rights to dividends and distributions declared by the fund and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Trust's assets. Services provided by the custodian banks include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining a fund's investment policies or in determining which securities are sold or purchased by the fund.

     INDEPENDENT ACCOUNTANTS: Coopers & Lybrand L.L.P. serves as the independent accountants of the funds. The address of Coopers & Lybrand L.L.P. is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's manager, American Century Investment Management, Inc. (ACIM); the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS), their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; other funds advised by the manager; or the Trust's distributor and co-administrator, Funds Distributor, Inc. (FDI). Each Trustee listed below serves as Trustee or Director of other funds advised by the manager.

     Unless otherwise noted, a date in parentheses indicates the date the Trustee or officer began his or her service in a particular capacity. Mr. Paul and the Trustees' (with the exception of Mr. Lyons and Mr. Stowers III) address is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Lyons, Mr. Stowers III, Ms. Roepke, Mr. Zindel and Ms. Wade is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The address of Mr. Ingram, Mr. Kelley and Ms. Nelson is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

TRUSTEES

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is currently the general partner of Discovery Ventures (1996), a venture capital firm. He is also an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Executive Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Mr. Gilson is Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and Mark and Eva Stern Professor of Law and Business at Columbia University School of Law
(1992). Previously he was counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     *WILLIAM M. LYONS, Trustee (1998). Mr. Lyons is President, Chief Operating Officer and General Counsel of ACC; Executive Vice President and General Counsel of ACS and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     MYRON S. SCHOLES, independent Trustee (1985). Mr. Scholes was awarded the 1997 Nobel Memorial Prize in Economic Sciences for his role in the development of the Black-Scholes option pricing model. Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS III, Chairman of the Board of Trustees (1998) and Trustee
(1995). Mr. Stowers III is Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

     *RICHARD W. INGRAM, President (1998). Mr. Ingram is Executive Vice President and Director of Client Services and Treasury Administration, Funds Distributor, Inc. (FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager of First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual funds of The Boston Company, Inc. (from 1989 to 1994).

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990). Mr. Paul is Vice President and Associate General Counsel of ACS

     *MARYANNE ROEPKE, CPA, Treasurer (1995) and Vice President (1998). Ms. Roepke is Vice President and Assistant Treasurer of ACS.

     *CHRISTOPHER J. KELLEY, Vice President (1998). Mr. Kelley is Vice President and Associate General Counsel of FDI. Mr. Kelley joined FDI in 1996. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

     *MARY A. NELSON, Vice President (1998). Ms. Nelson is Vice President and Manager of Treasury Services and Administration of FDI. Ms. Nelson joined FDI in 1995. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

     *PATRICK A. LOOBY, Vice President and Assistant Secretary (1998). Mr. Looby is Vice President and Associate General Counsel of ACS.

     *JON ZINDEL, Tax Officer (1997). Mr. Zindel has been Director of Taxation of ACS since 1996. Prior to joining ACS, he was Tax Manager, Price Waterhouse LLP (1989).

     *C. JEAN WADE, Controller (1996). Ms. Wade joined ACS in 1991.

     The table on the following page summarizes the compensation that the Trustees of the funds (except Limited-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free) received for the funds' fiscal year ended May 31, 1997. It also summarizes the compensation that the Trustees of Limited-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free received for the fiscal year ended October 31, 1997.

     As of February 28, 1998, the Trust's Officer's and Trustees, as a group, owned less than 1% of each fund's total shares outstanding.

MANAGEMENT


     Each fund (except New York Money Market and High-Yield Municipal) has an investment management agreement with the manager dated August 1, 1997. This agreement was approved by the shareholders of each of the funds on July 30, 1997. The investment management agreements between High Yield Municipal and New York Money Market with the manager are dated as of March 31, 1998 and August 31, 1998, respectively.


     For the services provided to the funds, the manager receives a monthly fee based on a percentage of the average net assets of the fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds of its investment category managed by the manager (the "Investment Category Fee"). For example, when calculating the fee for a Money Market Fund, all of the assets of the money market funds managed by the manager are aggregated. The three investment categories are Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager.
    The schedules by which the Investment Category Fee are determined are as follows:

                               MONEY MARKET FUNDS

Category Assets                                         Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                        0.2700%
Next $1 billion                                         0.2270%
Next $3 billion                                         0.1860%
Next $5 billion                                         0.1690%
Next $15 billion                                        0.1580%
Next $25 billion                                        0.1575%
Thereafter                                              0.1570%
--------------------------------------------------------------------------------

           ARIZONA, FLORIDA INTERMEDIATE-TERM, LIMITED-TERM TAX-FREE,
                 INTERMEDIATE-TERM TAX-FREE, LONG-TERM TAX-FREE

Category Assets                                         Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                        0.2800%
Next $1 billion                                         0.2280%
Next $3 billion                                         0.1980%
Next $5 billion                                         0.1780%
Next $15 billion                                        0.1650%
Next $25 billion                                        0.1630%
Thereafter                                              0.1625%
--------------------------------------------------------------------------------

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED MAY 31, 1997*

                           Aggregate           Pension or Retirement             Estimated              Total Compensation
Name of                  Compensation         Benefits Accrued As Part        Annual Benefits        From The American Century
Trustee**               From The Fund             of Fund Expenses            Upon Retirement           Family of Funds***
------------------------------------------------------------------------------------------------------------------------------
Albert Eisenstat      $191  (Arizona)              Not Applicable             Not Applicable                 $71,500
                       775  (Florida Money Market)
                        77  (Florida Intermediate)
                       662  (Money Market)
                        10  (Limited-Term Tax-Free)
                       443  (Intermediate-Term Tax-Free)
                       427  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson      $195  (Arizona)              Not Applicable             Not Applicable                 $72,500
                       791  (Florida Money Market)
                        78  (Florida Intermediate)
                       667  (Money Market)
                        10  (Limited-Term Tax-Free)
                       455  (Intermediate-Term Tax-Free)
                       437  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes      $178  (Arizona)              Not Applicable             Not Applicable                $65,000
                       712  (Florida Money Market)
                        71  (Florida Intermediate)
                       615  (Money Market)
                         7  (Limited-Term Tax-Free)
                       420  (Intermediate-Term Tax-Free)
                       407  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott      $212  (Arizona)              Not Applicable             Not Applicable               $80,750
                       888  (Florida Money Market)
                        85  (Florida Intermediate)
                       728  (Money Market)
                         7  (Limited-Term Tax-Free)
                       476  (Intermediate-Term Tax-Free)
                       455  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------
Ezra Solomon****      $102  (Arizona)              Not Applicable             Not Applicable               $11,417
                       404  (Florida Money Market)
                        41  (Florida Intermediate)
                       356  (Money Market)
                         0  (Limited-Term Tax-Free)
                       361  (Intermediate-Term Tax-Free)
                       357  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------
Isaac Stein           $193  (Arizona)              Not Applicable             Not Applicable               $72,000
                       787  (Florida Money Market)
                        78  (Florida Intermediate)
                       664  (Money Market)
                         0  (Limited-Term Tax-Free)
                       404  (Intermediate-Term Tax-Free)
                       415  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers     $201  (Arizona)              Not Applicable             Not Applicable                $76,250
                       833  (Florida Money Market)
                        81  (Florida Intermediate)
                       696  (Money Market)
                         7  (Limited-Term Tax-Free)
                       453  (Intermediate-Term Tax-Free)
                       435  (Long-Term Tax-Free)

------------------------------------------------------------------------------------------------------------------------------

* For Limited-Term Tax-Free, Intermediate-Term Tax- Free and Long-Term Tax-Free, the fiscal year ended on October 31, 1997.
**   Interested Trustees receive no compensation for their services as such.
*** Includes compensation paid by the fifteen investment company members of the American Century family of funds.
**** Retired December, 1996.

                              HIGH-YIELD MUNICIPAL

Category Assets                                          Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                         0.4100%
Next $1 billion                                          0.3580%
Next $3 billion                                          0.3280%
Next $5 billion                                          0.3080%
Next $15 billion                                         0.2950%
Next $25 billion                                         0.2930%
Thereafter                                               0.2925%
--------------------------------------------------------------------------------

    The Complex Fee Schedule is as follows:

Complex Assets                                           Fee Rate
--------------------------------------------------------------------------------
First $2.5 billion                                       0.3100%
Next $7.5 billion                                        0.3000%
Next $15.0 billion                                       0.2985%
Next $25.0 billion                                       0.2970%
Next $50.0 billion                                       0.2960%
Next $100.0 billion                                      0.2950%
Next $100.0 billion                                      0.2940%
Next $200.0 billion                                      0.2930%
Next $250.0 billion                                      0.2920%
Next $500.0 billion                                      0.2910%
Thereafter                                               0.2900%
--------------------------------------------------------------------------------

     On the first business day of each month, the funds pay a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a fund by the aggregate average daily closing value of a fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) by the vote of a majority of the Trustees of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Trustees, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the manager and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Trustees has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the funds, the manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc., American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Government Income Trust, American Century Investment Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, American Century Quantitative Equity Funds and American Century International Bond Funds.

     Prior to August 1, 1997, Benham Management Corporation served as the investment advisor to the funds. Benham Management Corporation is, like the manager, wholly owned by ACC.

     Investment advisory fees paid by the Arizona Fund, the Florida Funds, and the Tax-Free Money Market Fund to the Benham Management Corporation, a predecessor to the manager, for the fiscal periods ended May 31, 1997, 1996, and 1995, are indicated in the following table.

     Fee amounts are net of amounts reimbursed or recouped under the prior investment advisory agreement with Benham Management Corporation.

                            Investment Advisory Fees (net of reimbursements)
                          ----------------------------------------------------
                            Fiscal               Fiscal               Fiscal
Fund                         1997                 1996                 1995
------------------------------------------------------------------------------
Arizona                    $ 81,705           $       0          $         0
Florida Money Market              0                   0                    0
Florida Intermediate         23,601                   0                    0
Tax-Free Money Market       341,854             331,599              367,683
------------------------------------------------------------------------------

     The remaining funds paid Investment Management Fees (net of fees waived) to American Century Investment Management, Inc. for the fiscal periods ended October 31, 1997, 1996 and 1995 as indicated in the following table.

                           Investment Management Fees (net of fees waived)
                        ----------------------------------------------------
                           Fiscal              Fiscal               Fiscal
Fund                        1997                1996                 1995
----------------------------------------------------------------------------
Limited-Term
Tax-Free                  $259,501           $205,918             $      0
Intermediate-Term
Tax-Free                   489,817            484,914              471,159
Long-Term Tax-Free         378,372            352,945              317,622
----------------------------------------------------------------------------

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the funds. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.


     Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The manager pays the fees and expenses of FDI.


     Prior to August 1, 1997, the funds paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

     Administrative service and transfer agent fees paid by the Arizona Fund, the Florida Funds, and the Tax-Free Money Market Fund for the fiscal years ended May 31, 1997, 1996, and 1995, are indicated in the following tables. Fee amounts are net of reimbursements in effect in the periods presented.


                                           Administrative Fees
                         -------------------------------------------------------
                              Fiscal              Fiscal              Fiscal
Fund                          1997                1996                1995
--------------------------------------------------------------------------------
Arizona                      $26,168          $        0          $          0
Florida Money Market               0                   0                     0
Florida Intermediate          10,678                   0                     0
Tax-Free Money Market         84,467              88,675               103,791
--------------------------------------------------------------------------------

                                         Transfer Agent Fees
                       ---------------------------------------------------
                            Fiscal              Fiscal             Fiscal
Fund                         1997                1996               1995
--------------------------------------------------------------------------
Arizona                   $ 19,990          $       0          $        0
Florida Money Market             0                  0                   0
Florida Intermediate        10,178                  0                   0
Tax-Free Money Market       61,414             66,117              65,409
--------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The funds' shares are distributed by FDI (the "Distributor"), a registered broker-dealer. The manager pays all expenses for promoting and distributing the funds' shares. The funds do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in the manager's opinion, such rejection is in the Trust's or a series' best interest.

     As of February 28, 1998, to the knowledge of the Trust, the shareholders listed in the chart below were record holders of 5% or more of the outstanding shares of the individual funds.


Fund                                     Arizona Fund
--------------------------------------------------------------------------------
Shareholder Name and                     Charles Schwab & Co.
Address                                  101 Montgomery Street
                                         San Francisco, CA 94101
--------------------------------------------------------------------------------
# of Shares Held                         922,416
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              25.8%
--------------------------------------------------------------------------------


Fund                                     Florida Municipal Money
                                         Market
--------------------------------------------------------------------------------
Shareholder Name and                     Morgan Guaranty
Address                                  522 5th Avenue
                                         New York, NY 10036
--------------------------------------------------------------------------------
# of Shares Held                         58,384,702
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              36.5%
--------------------------------------------------------------------------------
Shareholder Name and                     Margaret A. Benham
Address                                  14837 Derby Oaks Rd.
                                         Astatula, FL 34705
--------------------------------------------------------------------------------
# of Shares Held                         12,029,354
--------------------------------------------------------------------------------

% of Total Shares
Outstanding                              7.5%
--------------------------------------------------------------------------------
Shareholder Name and                     Benjamin Benham
Address                                  2077 Curryville Rd.
                                         Chuluota, FL 32766
--------------------------------------------------------------------------------
# of Shares Held                         8,745,550
--------------------------------------------------------------------------------

% of Total Shares
Outstanding                              5.5%
--------------------------------------------------------------------------------


Fund                                     Florida Intermediate-Term
--------------------------------------------------------------------------------
Shareholder Name and                     Charles Schwab & Co.
Address                                  101 Montgomery Street
                                         San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                         356,482
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              14.6%
--------------------------------------------------------------------------------

Shareholder Name and                     American Century Investment
Address                                     Management
                                         4500 Main Street
                                         Kansas City, MO 64111
--------------------------------------------------------------------------------
# of Shares Held                         283,791
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              11.6%
--------------------------------------------------------------------------------

Shareholder Name and                     Morgan Guaranty
Address                                  522 5th Avenue
                                         New York, NY 10036
--------------------------------------------------------------------------------
# of Shares Held                         608,564
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              24.9%
--------------------------------------------------------------------------------

Fund                                     Tax-Free Money Market
--------------------------------------------------------------------------------
Shareholder Name and                     James M. Benham
Address                                  321 Country Club Dr.
                                         Incline Village, NV 89451
--------------------------------------------------------------------------------
# of Shares Held                         36,894,486
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              9.2%
--------------------------------------------------------------------------------


Fund                                     Intermediate-Term Tax-Free
--------------------------------------------------------------------------------
Shareholder Name and                     Charles Schwab & Co.
Address                                  101 Montgomery Street
                                         San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                         1,064,101
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              8.2%
--------------------------------------------------------------------------------


Fund                                     Long-Term Tax-Free
--------------------------------------------------------------------------------
Shareholder Name and                     Charles Schwab & Co.
Address                                  101 Montgomery Street
                                         San Francisco, CA 94104
--------------------------------------------------------------------------------
# of Shares Held                         629,065
--------------------------------------------------------------------------------
% of Total Shares
Outstanding                              6.1%
--------------------------------------------------------------------------------

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

     Pursuant to Rule 18f-1 under the Investment Company Act of 1940, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net assets of the fund in which shares are held at the beginning of such period. This election is irrevocable without the prior approval of the Securities and Exchange Commission. With respect to redemption requests in excess of the above limit, it is the intention of the Trust to make payments in cash, although the Trustees reserve the right to make payments in whole or in part in securities under emergency circumstances or when payment in cash would impair the liquidity of a fund to the detriment of shareholders. In this event, the securities would be valued in the same manner applied in valuing the funds' assets for purposes of calculating NAV. An investor may incur brokerage costs upon the sale of such securities.

OTHER INFORMATION

     The financial statements of the funds (except Limited-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free) for the fiscal year ended May 31, 1997 and the six months ended November 30, 1997 are included in the annual and semiannual reports to shareholders, respectively, which are incorporated herein by reference. The financial statements of Limited-Term Tax-Free, Intermediate-Term Tax-Free and Long-Term Tax-Free for the fiscal year ended October 31, 1997 and the 1 month ended November 30, 1997 are included in the funds' annual and semiannual reports to shareholders, respectively, which are incorporated herein by reference. You may receive copies of the reports without charge upon request to us at the address and phone number shown on the cover of this Statement of Additional Information.

     To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call us.

     For further information, refer to registration statements and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

MUNICIPAL SECURITIES RATINGS

     Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

     AAA: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

     CAA: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

     CA: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  MOODY'S  INVESTORS   SERVICE,   INC.'S  RATINGS  OF  NOTES  AND
VARIABLE-RATE DEMAND OBLIGATIONS:

     Moody's  ratings  for  state  and  municipal  short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS  SERVICE,  INC.'S  TAX-EXEMPT  COMMERCIAL PAPER
RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the funds may invest.

     PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

     A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL PAPER:

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the funds may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962


WWW.AMERICANCENTURY.COM


                         [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

9802           [recycled logo]
SH-BKT-11635      Recycled

AMERICAN CENTURY MUNICIPAL TRUST


1933 Act Post-Effective Amendment No. 24
1940 Act Amendment No. 25
--------------------------------------------------------------------------------

PART C            OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS. Audited financial statements for each series of the American Century Municipal Trust, with the exceptions of American Century - Benham Limited-Term Tax-Free Fund, American Century - Benham Intermediate-Term Tax-Free Fund, and American Century - Benham Long-Term Tax-Free Fund, for the fiscal year ended May 31, 1997, are filed herein as included in the Trust's Statement of Additional Information by reference to the Annual Report dated May 31, 1997, filed on July 28, 1997 (Accession #746458-97-000009). Audited financial statements for American Century - Benham Limited-Term Tax-Free Fund, American Century - Benham Intermediate-Term Tax-Free Fund, and American Century - Benham Long-Term Tax-Free Fund, for the fiscal year ended October 31, 1997, and the one month period ended November 30, 1997 (unaudited), are filed herein as included in the Trust's Statement of Additional Information by reference to the Annual Report dated October 31, 1997, filed on December 31, 1997 (Accession #746458-97-000016).

(b)     EXHIBITS.

        (1) a) Amended Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 16 filed on July 28, 1995.

            b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 19 to the Registration Statement, filed on March 12, 1997 (Accession No. 746458-97-000004).

            c) Amendment to the Declaration of Trust dated May 23, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

        (2) Amended and Restated Bylaws dated March 9, 1998 are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

        (3) Not applicable.

        (4) a) Specimen copy of American Century - Benham Tax-Free Money Market Fund, American Century - Benham Intermediate-Term Tax-Free Fund and American Century - Benham Long-Term Tax-Free Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 10, filed on June 9, 1992.

            b) Specimen copy of American Century - Benham Florida Municipal Money Market Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            c) Specimen copy of American Century - Benham Florida Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            d) Specimen copy of American Century - Benham Arizona Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            e) Specimen copy American Century - Benham Limited-Term Tax-Free Fund's share certificate is to be filed by amendment.

        (5) a) Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to
            Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

            b) Amendment dated March 31, 1998 to the Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

        (6) a) Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed January 30, 1998 (Accession #757928-98-000002).

            b) Amendment dated March 9, 1998 to the Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to
            Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

        (7) Not applicable.

        (8) Custodian Agreement between American Century Investments (including American Century Municipal Trust), and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement for American Century Government Income Trust, filed February 7, 1997 (Accession #773674-97-000002).

        (9) a) Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

            b) Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

        (10)a) Opinion and consent of counsel as to the legality of the securities being registered, dated July 28, 1997 is incorporated herein by reference to Rule 24f-2 Notice filed on July 28, 1997 (Accession # 0000746458-97-000009).

            b) Opinion and consent of counsel as to the legality of the American Century - Benham High-Yield Municipal Fund dated March 26, 1998 is incorporated herein by reference to Exhibit 10 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

            c) Opinion and consent of counsel as to the legality of the American Century - Benham New York Municipal Fund is to be filed by amendment.

        (11)a)Consent of KPMG Peat Marwick LLP, independent auditors, is incorporated herein by reference to Exhibit 11 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

            b)Consent of Baird, Kurtz & Dobson, independent auditors, is incorporated herein by reference to Exhibit 11 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

            c)Consent of Coopers & Lybrand L.L.P., independent accountants, is incorporated herein by reference to Exhibit 11 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

        (12)Not applicable.

        (13)Not applicable.

        (14)Not applicable.

        (15)Not applicable.

        (16)a) Schedule for computation of each performance quotation provided in response to Item 22 for American Century-Benham Arizona Intermediate-Term Municipal Fund, American Century-Benham Florida Municipal Money Market, American Century-Benham Florida
            Intermediate-Term Municipal Fund, and American Century-Benham Tax-Free Money Market Fund is incorporated herein by reference to
            Exhibit 16 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

            b) Schedule for computation of each performance quotation provided in response to Item 22 for American Century-Benham Limited-Term Tax-Free Fund, American Century-Benham Intermediate-Term Tax-Free Fund, and American Century-Benham Long-Term Tax-Free Fund are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 22 to the Registration Statement filed February 27, 1998 (Accession No. 0000746458-98-000006).

        (17)Power of Attorney dated January 15, 1998 is incorporated by reference to Exhibit 17 of Post-Effective Amendment No. 22 to the Registration Statement filed February 27, 1998 (Accession No. 0000746458-98-000006).

Item 25. Persons Controlled by or Under Control with Registrant.

Not applicable.


Item 26. Number of Holders of Securities.

As of March 31, 1998, each operating series of the Registrant had the following number of record shareholders:

American Century - Benham Tax-Free Money Market Fund                3,526
American Century - Benham Intermediate-Term Tax-Free Fund           3,486
American Century - Benham Long-Term Tax-Free Fund                   3,019
American Century - Benham Florida Municipal Money Market Fund         980
American Century - Benham Florida Intermediate-Term Municipal Fund    349
American Century - Benham Arizona Intermediate-Term Municipal Fund    601
American Century - Benham Limited-Term Tax Free Fund                  943
American Century - Benham High-Yield Municipal Fund                     1
American Century - Benham New York Municipal Fund                       0

Item 27. Indemnification.

As stated in Article VII, Section 3 of the Declaration of Trust, incorporated herein by reference to Exhibit 1 to the Registration Statement, "The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust. The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution adopted by the Board of Trustees."

Registrant hereby  incorporates by reference,  as though set forth fully herein,
Article VI of the Registrant's Bylaws, amended on May 17, 1995, incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17 filed on June 28, 1996 (Accession # 0000746458-96-000009).


Item 28. Business and Other Connections of Investment Advisor.

American Century Investment Management, Inc., the investment manager to each of the Registrant's Funds, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.


Item 29. Principal Underwriter.

    (a)  Funds  Distributor,   Inc.  (the   "Distributor")   acts  as  principal
underwriter for the following investment companies.

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BJB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
The JPM Series Trust
The JPM Series Trust II
LaSalle Partners Funds, Inc.
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
Orbitex Group of Funds
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

    The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

    (b) The following is a list of the executive officers, directors and partners of the Distributor:

Name and Principal Business          Positions and Offices with          Positions and Offices with
Address*                             Underwriter                         Registrant

Marie E. Connolly                    Director, President and Chief       none
                                     Executive Officer

Richard W. Ingram                    Executive Vice President            President, Principal Executive
                                                                         and Principal Financial Officer

Donald R. Roberson                   Executive Vice President            none

William S. Nichols                   Executive Vice President            none

Michael S. Petrucelli                Senior Vice President               none

Joseph F. Tower, III                 Director, Senior Vice President,    none
                                     Treasurer and Chief Financial
                                     Officer

Paula R. David                       Senior Vice President               none

Allen B. Closser                     Senior Vice President               none

Bernard A. Whalen                    Senior Vice President               none

William J. Nutt                      Director                            none
--------------------
* All addresses are 60 State Street, Suite 1300, Boston, Massachusetts 02109

    (c) Not applicable.


Item 30. Location of Accounts and Records.

American Century Investment Management, Inc., the Registrant, and its agent for transfer and administrative services, American Century Services Corporation, maintain their principal office at 4500 Main St., Kansas City, MO 64111.
American Century Services Corporation maintains physical possession of each account, book, or other document, and shareholder records as required by ss.31(a) of the 1940 Act and rules thereunder.


Item 31. Management Services.

Not applicable.


Item 32. Undertakings.

a) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

b) Registrant hereby undertakes to file, with respect to American Century - Benham High-Yield Municipal Fund, a post-effective amendment using financial statements which need not be certified within four to six months from the commencement of operations.

c) Registrant hereby undertakes to call a meeting of shareholders of the Trust upon written request of shareholders owning at least one-tenth of the outstanding shares.

d) The Registrant undertakes to assist shareholders in their communications with other shareholders.

e) Registrant hereby undertakes to file, with respect to American Century - Benham New York Municipal Fund, a post-effective amendment using financial statements which need not be certified within four to six months from the commencement of operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 24/Amendment No. 25 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, and State of California, on the 3rd day of June, 1998.

                           AMERICAN CENTURY MUNICIPAL TRUST


                           By: /s/ Douglas A. Paul
                               Douglas A. Paul
                               Secretary, Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24/Amendment No. 25 has been signed below by the following persons in the capacities and on the dates indicated.

                                                                          Date
*                                    President, and                       June 3, 1998
---------------------------------    Chief Executive Officer
William M. Lyons

*                                    Trustee                              June 3, 1998
---------------------------------
Albert A. Eisenstat

*                                    Trustee                              June 3, 1998
---------------------------------
Ronald J. Gilson

*                                    Trustee                              June 3, 1998
---------------------------------
Myron S. Scholes

*                                    Trustee                              June 3, 1998
---------------------------------
Kenneth E. Scott

*                                    Trustee                              June 3, 1998
---------------------------------
Isaac Stein

*                                    Trustee, Chairman of the Board       June 3, 1998
---------------------------------
James E. Stowers III

*                                    Trustee                              June 3, 1998
---------------------------------
Jeanne D. Wohlers

*                                    Treasurer                            June 3, 1998
---------------------------------
Maryanne Roepke

/s/ Douglas A. Paul
*by Douglas A. Paul, Attorney in Fact (pursuant to a Power of Attorney dated January 15, 1998).